INVESTMENT IN PREFERRED EQUITY (Tables) - XCF Global Capital Inc [Member]	12 Months Ended
Dec. 31, 2024
Restructuring Cost and Reserve [Line Items]
SCHEDULE OF RECONCILIATION OF FEDERAL STATUTORY INCOME TAX RATE

The reconciliation of the federal statutory income tax rate to our effective income tax rate is as follows:

	2024	2023

Federal tax statutory rate	21.0%	21.0%
Permanent difference	(0.0)%	(0.0)%
Valuation allowance	(21.0)%	(21.0)%
Effective rate	0%	0%

SCHEDULE OF ESTIMATED DEFERRED ASSETS AND LIABILITIES

Significant components of the Company’s estimated deferred assets and liabilities as of December 31, 2024 and 2023 are as follows:

	2024	2023
	(net)	(gross)
Net operating loss	$51,931	$246,610
Start-up costs	444,553	-
Transaction costs	567,922	-
Valuation allowance	(1,064,406)	(246,610)
Deferred tax assets, net of valuation allowance	$-	$-